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                                                                      EXHIBIT 1



                                                              New York, New York



To the Representative(s) named in
     Schedule I hereto of the Under-
     writers named in Schedule II hereto

Dear Sirs:

                 General Electric Capital Services, Inc., a Delaware corporation (hereinafter referred to as the Company), proposes to issue its Notes described in Schedule I hereto (hereinafter referred to as the Notes) to be issued pursuant to the provisions of the Indenture relating thereto listed in Schedule I hereto (hereinafter referred to as the Note Indenture), between the Company, General Electric Company, a New York corporation (hereinafter referred to as the Guarantor) and the Trustee named in Schedule I hereto (hereinafter referred to as the Note Trustee), and the Guarantor proposes to guarantee the due and punctual payment by the Company of principal and interest and all other moneys payable on the Notes, in accordance with the terms of the guarantee (hereinafter referred to as the Guarantee) endorsed on each Note.
The Notes and the Guarantee are sometimes herein collectively called the "Securities". The Company and the Guarantor have filed with the Securities and Exchange Commission (hereinafter referred to as the Commission), and there has become effective, a registration statement (the file number of which is set forth in Schedule I hereto), including a prospectus, relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the Registration Statement, and the prospectus as amended to the date of this Agreement is hereinafter referred to as the Prospectus (including in each case documents incorporated by reference).

                                       I.

                 The Company hereby agrees to sell to the several Underwriters named in Schedule II hereto, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company, severally and not jointly, the principal amounts of Notes, guaranteed as aforesaid by the Guarantor, set forth opposite

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their names in Schedule II hereto, plus accrued interest, if any, from the date set forth in Schedule I hereto to the date of payment and delivery.

                                      II.

                 The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement is entered into as in your judgment is advisable (unless the timing of the offering is otherwise described in Schedule I hereto). The terms of the public offering of the Notes are as specified in Schedule I hereto.

                                      III.

                 Payment for the Notes, guaranteed as aforesaid by the Guarantor, shall be made by wire transfer in immediately available funds (unless payment in other form or funds is specified in Schedule I hereto) to the account of the Company specified by the Company to the Underwriters the business day prior to the time of closing, on the date and at the time specified in Schedule I hereto, upon delivery to you for the respective accounts of the several Underwriters of the Notes, guaranteed as aforesaid by the Guarantor, registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery are herein referred to as the Closing Date.

                                      IV.

                 The several obligations of the Underwriters hereunder are subject to the following conditions:

                 (a)      to be satisfied by the Company:

                 (1) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus; and you shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened.





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                 (2)      You shall have received on and as of the Closing Date
         an opinion of either the Senior Vice President, General Counsel and Secretary of the Company or the Associate General Counsel and Assistant Secretary of the Company, dated the Closing Date, to the effect that (i) the Company has been duly incorporated and is validly existing under the laws of the State of New York; (ii) the Company is duly qualified to transact business and is in good standing in the jurisdictions in which the conduct of its business or the ownership of its property requires such qualification; (iii) the Note Indenture has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and has been qualified under the Trust Indenture Act of 1939, as amended; (iv) the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Note Indenture and delivered to and paid for by the Underwriters, will be valid and binding obligations of the Company and will be entitled to the benefits of the
         Note Indenture; (v) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity and contribution hereunder may be limited under applicable law; (vi) neither the execution and delivery of this Agreement nor the issuance and sale of the Notes by the Company as provided herein will contravene the Organization Certificate or by-laws of the Company or result in any violation of any of the terms or provisions of any law, rule or regulation (other than with respect to applicable state securities or Blue Sky laws, as to which such counsel need not express any opinion) or of any indenture, mortgage or other agreement or instrument known to such counsel by which the Company or any of its subsidiaries is bound;
         (vii) the statements contained in the Prospectus under the caption "Description of Notes" fairly present the matters referred to therein;
         (viii) each document incorporated by reference in the Prospectus which was filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations thereunder; (ix) the Registration Statement and the Prospectus and any supplements and amendments thereto (except for the financial statements and schedules and other financial





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         and statistical material included therein or omitted therefrom and except for supplements relating only to securities other than the Securities, as to which such counsel need express no opinion) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder; and (x) such counsel believes that (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which such counsel need not express any belief) each part of the Registration Statement at the time such part became effective did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus as of the date of the prospectus supplement relating to the Securities did not, and the Prospectus (as amended or supplemented) does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

                 (b)      to be satisfied by the Guarantor:

                 (1) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change (not in the ordinary course of business) in the condition of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus; and you shall have received on the Closing Date a certificate of the Guarantor, dated the Closing Date and signed by an officer of the Guarantor, to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened.

                 (2) You shall have received on and as of the Closing Date an opinion of the Corporate Counsel of the Guarantor, dated the Closing Date, to the effect that (i) the Guarantor has been duly incorporated, is validly existing and in good standing under the laws of the State of New York; (ii) the Note Indenture has been duly authorized, executed and delivered by the Guarantor, is a valid and binding agreement of the Guarantor, enforceable in accordance with is terms





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         (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally) and the Note Indenture has been qualified under the Trust Indenture Act of 1939, as amended;
         (iii) the Guarantee has been duly authorized and, when executed and endorsed on the Notes in accordance with the provisions of the Note Indenture, will be a valid and binding obligation of the Guarantor, enforceable in accordance with its terms (subject to applicable equitable principles and except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally); (iv) this Agreement has been duly authorized, executed and delivered by the Guarantor and is a valid and binding agreement of the Guarantor, enforceable in accordance with its terms (subject to applicable equitable principles and except as rights to indemnity and contribution hereunder may be limited under applicable law and except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally); (v) neither the execution and delivery of this Agreement nor the execution and delivery of the Guarantee by the Guarantor as provided herein will contravene the Restated Certificate of Incorporation, as amended, or by-laws, as amended, of the Guarantor or result in any violation of any of the terms or provisions of any law, rule or regulation (other than with respect to applicable state securities or Blue Sky laws, as to which such counsel need not express any opinion) or of any indenture, mortgage or other agreement or instrument known to such counsel by which the Guarantor or any of its subsidiaries is bound; (vi) such counsel believes that each document incorporated by reference in the Prospectus which was filed by the Guarantor pursuant to the Exchange Act (except for the financial statements and schedules and other financial statistical data contained, referred to or incorporated by reference therein or omitted therefrom, as to which, in each case, such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (vii) such counsel believes that the Registration Statement and the Prospectus and any supplements and amendments thereto as of their respective effective or issue dates (except for (a) the financial statements and schedules and other financial and statistical data contained, referred to or incorporated by reference therein or omitted therefrom,





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         (b) the statements contained in the Prospectus under the captions
         "Description of Notes" and "Plan of Distribution", and (c) supplements and amendments relating only to securities other than the Securities, as to which, in each case, such counsel need express no opinion) insofar as they related to the Guarantor and the Guarantee complied as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder; and (viii) such counsel believes that (except for (a) the financial statements and schedule and other financial and statistical data contained, referred to or incorporated by reference therein or omitted therefrom, (b) the statements contained in the Prospectus under the captions "Description of Notes" and "Plan of Distribution", and (c) supplements and amendments relating only to securities other than the Securities, as to which, in each case, such counsel need not express any belief) each part of the Registration Statement that relates to the Guarantor or the Guarantee, at the time such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of the date of the prospectus supplement relating to the Securities, did not, and the Prospectus (as amended or supplemented, other than as to supplements relating only to securities other than the Securities) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinion, such counsel (1) may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers and public officials and (2) may state that such counsel expresses no opinion as to laws, rules, regulations, consents, approvals, authorizations or orders other than those of the State of New York and the federal law of the United States of America, provided that no opinion need be expressed on or in respect to the New York securities laws.

                 (c) You shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters in clauses (iii), (iv), (v), (vii), (ix) and
(x) of paragraph (a)(2) above and the matters in clauses (ii), (iii), (iv),
(vii) and (viii) of paragraph (b)(2) above.





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                 In rendering the opinion referred to in paragraph (a)(2)
above, such counsel may state that with respect to (ix) and (x) of paragraph
(a)(2) above, such counsel's opinion and belief is based upon his participation in the preparation of the Registration Statement and the Prospectus and any amendments and supplements thereto (including documents incorporated by reference therein) and review and discussion of the contents thereof, but is without independent check or verification except as stated therein. In rendering the opinion referred to in paragraph (b)(2) above, such counsel may state that with respect to (vi), (vii) and (viii) thereof, such counsel's belief is based upon review and discussion of the contents of the Registration Statement and the Prospectus and any amendments and supplements thereto (including documents incorporated by reference) by him or members of his staff who report to him or with certain officials of the Guarantor, but are without independent check or verification except as stated therein. In rendering the opinions referred to in paragraph (c) above, such counsel may state that with respect to (ix) and (x) of paragraph (a)(2) above and (vii) and (viii) of paragraph (b)(2) above, such counsel's opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments and supplements thereto (other than documents incorporated by reference) and upon their review and discussion of the contents thereof (including documents incorporated by reference), but is without independent check or verification except as stated therein.

                 (d) You shall have received on the Closing Date, a letter dated the Closing Date in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters concerning the financial statements and certain financial information with respect to each of the Company and the Guarantor contained in or incorporated by reference into the Registration Statement and the Prospectus.

                                       V.

                 (a) In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                 (1) To furnish to each of you without charge two copies of the Registration Statement (including exhibits and documents incorporated by reference), and to each other Underwriter a copy of the Registration





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         Statement (without exhibits but including documents incorporated by reference), and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any amendments or supplements thereto prepared pursuant to paragraph (c) below as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement include all documents subsequently filed by the Company or the Guarantor pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus from the date of filing such documents in accordance with Form S-3.

                 (2) To prepare and file (or mail for filing) with the Commission pursuant to Rule 424 under the Act, as promptly as practicable after the execution of this Agreement, a prospectus supplement setting forth such information as is necessary so that the Prospectus, when delivered to a purchaser of the Securities, will comply with law and, before amending the Registration Statement or supplementing the Prospectus with respect to the Securities, to furnish you a copy of each such proposed amendment or supplement.

                 (3) If, during such period after the first date of the public offering of the Securities as in the opinion of your counsel a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you shall furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                 (4) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and





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         in connection with the determination of the eligibility of the
         Securities for investment under the laws of such jurisdictions as you may designate; provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now subject or to qualify the Securities for offer and sale in any jurisdiction (notified to the Representative prior to the execution of the Underwriting Agreement) in which the Company is unable or unwilling to comply with disclosure or reporting requirements imposed by such jurisdiction.

                 (5) To make generally available to its security holders as soon as practicable an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

                 (b) In further consideration of the agreements of the Underwriters herein contained, the Guarantor covenants to make generally available to its security holders as soon as practicable an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.

                                      VI.

                 The Company represents and warrants to each Underwriter that
(i) each document filed by the Company pursuant to the Exchange Act which is incorporated by reference in the Prospectus complied when so filed in all material respects with the Exchange Act and the rules and regulations thereunder, and each document, if any, hereafter filed and so incorporated by reference in the Prospectus will comply when so filed with the Exchange Act, rules and regulations; (ii) the Registration Statement and the Prospectus comply, and the Registration Statement and the Prospectus (and any amendments and supplements thereto, other than supplements relating only to securities other than the Securities) will on the Closing Date comply, in all material respects with the Act and the applicable rules and regulations of the Commission thereunder; (iii) each preliminary prospectus, if any, filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act and the applicable rules and


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regulations thereunder; and (iv) each part of the Registration Statement at the time such part became effective did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus as of the date of the prospectus supplement relating to the Notes did not, and the Prospectus (as amended or supplemented, other than as to supplements relating only to securities other than the Securities) on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do no apply to statements or omissions in the Registration Statement or the Prospectus or any preliminary prospectus (x) that relate to the Guarantor or the Guarantee or (y) based upon information furnished to the Company in writing by any Underwriter expressly for use therein.

                 The Guarantor represents and warrants to each Underwriter that
(i) each document filed by the Guarantor pursuant to the Exchange Act which is incorporated by reference in the Prospectus complied when so filed in all material respects with the Exchange Act and the rules and regulations thereunder, and each document, if any, hereafter filed and so incorporated by reference in the Prospectus will comply when so filed with the Exchange Act, rules and regulations; and (ii) each part of the Registration Statement at the time such part became effective did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus as of the date of the prospectus supplement relating to the Notes did not, and the Prospectus (as amended or supplemented, other than as to supplements relating only to securities other than the Securities) on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that these representations and warranties apply to statements or omissions in the Registration Statement or the Prospectus only insofar as they relate to the Guarantor or the Guarantee.

                 The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue





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statement or alleged untrue statement of a material fact contained in the
Registration Statement, any preliminary prospectus or the Prospectus (if used within the period set forth in paragraph (c) of Article V hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission (x) that relates to the Guarantor or the Guarantee or (y) based upon information furnished in writing to the Company by any Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus or any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages or liabilities otherwise covered by this paragraph purchased Securities, or to the benefit of any person controlling such Underwriter, if a copy of the Prospectus (as then amended and supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person if required by law so to have been delivered, at or prior to the written confirmation of the sale of Securities to such person, and if the Prospectus (as so amended or supplemented, would have cured the defect giving rise to such loss, claim, damage or liability.

                 The Guarantor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (if used within the period set forth in paragraph (c) of Article V hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission that relates to the Guarantor or the Guarantee, provided, however, that the foregoing indemnity with respect to any preliminary prospectus or any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages or





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

liabilities otherwise covered by this paragraph purchased Securities, or to the benefit of any person controlling such Underwriter, if a copy of the Prospectus (as then amended and supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person if required by law so to have been delivered, at or prior to the written confirmation of the sale of Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                 Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, and each person, if any, who controls the Company or the Guarantor, as the case may be, within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, to the same extent as the foregoing indemnities from the Company and the Guarantor to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus.

                 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party, and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel of (ii) the named parties to any proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified





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parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 If the indemnification provided for in this Article VI is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) if the indemnifying party is the Company or the Guarantor, in such proportion as is appropriate to reflect the relative benefits received by the Company or the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities, (ii) if the indemnifying party is an Underwriter, in such proportion as is appropriate to reflect the relative fault of such Underwriter on the one hand and the Company and/or the Guarantor on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or (iii) if the allocation provided by clause (i) or clause (ii) above, as the case may be, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above or the relative fault referred to in clauses (ii) above, as the case may be, but also such relative fault (in cases covered by clause (i)) or such relative benefits (in cases covered by clause (ii)) as well as any other relevant equitable considerations. The relative benefits received by the Company or the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the Company or the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information





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supplied by the Company or the Guarantor or statements made or furnished by the
Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VI were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations provided for, in the respective cases, in clauses (i), (ii) and (iii) of the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VI, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of
such untrue or alleged untrue statement or omission or alleged omission.   No
person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article VI are several, in proportion to the respective amounts of Notes purchased by each of such Underwriters, and not joint.

                 The indemnity and contribution agreements contained in this
Article VI and the representations and warranties of the Company and the Guarantor in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or the Guarantor or their respective directors or officers or any person controlling either the Company or the Guarantor and (iii) acceptance of and payment for the Securities.

                                      VII.

                 Unless otherwise provided in Schedule I hereto, this Agreement shall be subject to termination in the discretion of a majority in interest of the Underwriters at any time prior to the Closing Date, by notice given to the Company, if (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited; (ii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal authorities; or (iii) there shall have occurred any material outbreak, or material escalation, of hostilities or other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in the reasonable judgment of a majority in interest of the Underwriters, as to prevent or materially impair the marketing, or enforcement of contracts for sale, of the Securities.

                                     VIII.

                 If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform their respective obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

                 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                           Very truly yours,


                                           GENERAL ELECTRIC CAPITAL
                                           SERVICES, INC.



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



                                           GENERAL ELECTRIC COMPANY



                                           By:
                                               -------------------------------
                                               Name:
                                               Title:



Accepted, as of the date set
forth in Schedule I hereto.


                                   ,
- -----------------------------------
acting severally
on behalf of the Underwriters named
in Schedule II hereto.


By:
    -------------------------------
    Name:
    Title:

                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                           Very truly yours,


                                           GENERAL ELECTRIC CAPITAL
                                           SERVICES, INC.



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



                                           GENERAL ELECTRIC COMPANY



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



Accepted, as of the date set
forth in Schedule I hereto.


                                   ,
- -----------------------------------
acting severally
on behalf of the Underwriters named
in Schedule II hereto.


By:
    -------------------------------
    Name:
    Title:

                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                           Very truly yours,


                                           GENERAL ELECTRIC CAPITAL
                                           SERVICES, INC.



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



                                           GENERAL ELECTRIC COMPANY



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:



Accepted, as of the date set
forth in Schedule I hereto.


                                   ,
- -----------------------------------
acting severally
on behalf of the Underwriters named
in Schedule II hereto.


By:
    -------------------------------
    Name:
    Title:

                                   SCHEDULE I


Underwriting Agreement dated as of ______________________

Registration Statement No._____________________________

Representative(s) and address(es):




Title of Securities:  __% Guaranteed Subordinated Notes due
                                    ________________________

Principal Amount of Notes:  $300,000,000

Title of Note Indenture:  Indenture dated as of ______________ among General
                          Electric Capital Services, Inc., General Electric Company, as Guarantor, and Chase Manhattan Bank, National Association, as Trustee

Note Trustee:  Chase Manhattan Bank, National Association

Transfer Agent and Registrar:  Chase Manhattan Bank,
                               National Association

Certain Terms of the Securities:

         Maturity:____________________

         Interest Rate:______________

         Interest Payment Dates:  ____________ and _____________ of each year, commencing _______________________

         Redemption Provisions:   The Notes are not redeemable prior to maturity

         Repayment Provisions:    The Notes are not repayable at the option of
                                  the Holder

The Securities are to be represented by one or more Global Notes issued to the nominee of The Depository Trust Company unless otherwise indicated in this
Schedule I.

Purchase Price: ____% of the principal amount of the Securities, plus accrued interest, if any, on the Securities from _____________ ______.

The Securities are to be offered to the public at the Initial Public Offering Price specified below, and to dealers at prices which represent concessions not in excess of the Dealer Concession set forth below, and any Underwriter may allow and such dealers may reallow concessions not in excess of the Reallowance Concession set forth below.

Initial Public Offering Price: _____% of the principal amount of the Securities, plus accrued interest, if any, on the Securities from ___________.

Dealer Concession:  ___% of the principal
                    amount of the Securities.

Reallowance Concession:  ___% of the principal
                         amount of the Securities.

Applicability of Article VII:

         If Article VII does not constitute a part of this Agreement, place an "X" in the box which follows:
                                      / /

Payment (if other than by wire transfer in immediately available funds):

Closing: ______________ at 10:00 a.m., New York City time, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New 10017

                 The foregoing terms set forth on this Schedule I are hereby confirmed.


                                           GENERAL ELECTRIC CAPITAL
                                           SERVICES, INC.



                                           By:
                                               --------------------------------
                                               Title:




                                           GENERAL ELECTRIC COMPANY


                                           By:
                                               --------------------------------
                                               Title:



                                                                              ,
                                           -----------------------------------
                                           acting severally on behalf of the
                                           Underwriters named in Schedule II
                                           hereto.


                                           By:
                                               --------------------------------
                                               Title:

     The foregoing terms set forth on this Schedule I are hereby confirmed.


                                           GENERAL ELECTRIC CAPITAL
                                           SERVICES, INC.



                                           By:
                                               --------------------------------
                                               Title:




                                           GENERAL ELECTRIC COMPANY


                                           By:
                                               --------------------------------
                                               Title:



                                                                              ,
                                           -----------------------------------
                                           acting severally on behalf of the
                                           Underwriters named in Schedule II
                                           hereto.


                                           By:
                                               --------------------------------
                                               Title:

                                  SCHEDULE II



                                                   Principal Amount of
Underwriter                                        Notes to be Purchased
- -----------                                        ---------------------





Total                                              $
                                                    ==============